UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
March 29, 2010

RETAIL OPPORTUNITY INVESTMENTS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-33749 (Commission File Number)	26-0500600 (I.R.S. Employer Identification No.)

3 Manhattanville Road, Purchase, NY (Address of Principal Executive Offices)	10577 (Zip Code)

Registrant's telephone number, including area code: (914) 272-8080
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On March 29, 2010, Retail Opportunity Investments Corp. (the “Company”) dismissed the Company’s independent registered public accounting firm, McGladrey & Pullen, LLP (“McGladrey & Pullen”). The decision to change accounting firms was recommended by the Audit Committee of the Board of Directors and approved by the Board of Directors.

During each of the fiscal years ended December 31, 2008 and December 31, 2009 and the subsequent period from January 1, 2010 through the Company’s notice to McGladrey & Pullen of its dismissal on March 29, 2010: (i) there were no disagreements between the Company and McGladrey & Pullen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of McGladrey & Pullen, would have caused McGladrey & Pullen to make reference to the matter in their report; and (ii) there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

McGladrey & Pullen’s reports on the Company’s financial statements for 2008 and 2009 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of the December 31, 2008 financial statements included an explanatory paragraph about the Company's ability to continue as a going concern due to the Company’s mandatory liquidation by October 23, 2009 if a business combination had not been consummated.

The Company has provided McGladrey & Pullen with a copy of the above disclosures and has requested that McGladrey & Pullen furnish the Company with a letter addressed to the SEC stating whether it agrees with such statements made by the Company. A copy of that letter, dated March 30, 2010, is filed as Exhibit 16.1 of this Form 8-K.

On March 31, 2010, the Company engaged Ernst & Young LLP (“Ernst & Young”) to serve as the Company’s independent registered public accountants. The decision to engage Ernst & Young was recommended by the Audit Committee of the Board of Directors and approved by the Board of Directors. During the Company’s two most recent fiscal years and the subsequent interim period through March 31, 2010, neither the Company nor anyone on its behalf consulted with Ernst & Young with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that Ernst & Young concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S−K and the related instructions to Item 304 of Regulation S−K), or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S−K).

Item 9.01	Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit No.	Description
16.1	Letter from McGladrey & Pullen, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Retail Opportunity Investments Corp.

Dated: April 1, 2010	By: /s/ John B. Roche
John B. Roche Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from McGladrey & Pullen, LLP